UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 29549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 26, 2003

J.L. FRENCH AUTOMOTIVE CASTINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-84903-1	13-3983670
State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation		Identification No.)

4508 IDS Center
Minneapolis, MN 55402
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (612) 332-2335

N/A
(Former name or former address, if changed since last report.)

SIGNATURES
EX-99.1 Press Release

ITEM 5. Other Events

     On March 26, 2003, the Registrant issued a press release disclosing its results for the fourth quarter and year ended December 31, 2002. A copy of this press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

  (c) Exhibits

     99.1 Press release dated March 26, 2003 – J.L. French Automotive Castings, Inc. Announces Fourth Quarter and Year-End Results.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 26, 2003	J.L. FRENCH AUTOMOTIVE CASTINGS, INC.

	By	/s/ Mark S. Burgess

	Name:	Mark S. Burgess
	Title:	Vice President
Chief Financial Officer